UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

FULCRUM THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

26 Landsdowne Street

Cambridge, Massachusetts 02139

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2023

Dear Stockholders:

You are cordially invited to virtually attend the 2023 annual meeting of stockholders, or the Annual Meeting, of Fulcrum Therapeutics, Inc. The Annual Meeting will be held via the Internet at a virtual audio web conference at www.proxydocs.com/FULC on Thursday, June 8, 2023 at 9:00 a.m., Eastern time.

Only stockholders who owned shares of our common stock at the close of business on April 10, 2023 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.	Election of two Class I directors, Alan Ezekowitz and Sonja Banks, nominated by our board of directors, each to serve for a three-year term expiring at the 2026 annual meeting of stockholders;

2.	Approval of an amendment to our 2019 Stock Incentive Plan to modify the automatic increase to the share reserve provision;

3.	Approval of an amendment to our Restated Certificate of Incorporation to limit the liability of certain Company officers as permitted by recent amendments to Delaware law;

4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5.	Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during and shortly before the online meeting. In order to attend the meeting and vote your shares electronically during the meeting, you must register in advance at www.proxydocs.com/FULC prior to the deadline of Wednesday, June 7, 2023 at 5:00 p.m., Eastern time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to attend the Annual Meeting, vote your shares and submit questions. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is available for viewing, printing and downloading at www.proxydocs.com/FULC. The board of directors recommends that you vote “FOR” each of the Class I directors (Proposal 1), “FOR” the approval of the amendment to our 2019 Stock Incentive Plan (Proposal 2), “FOR” the amendment of our Restated Certificate of Incorporation (Proposal 3) and “FOR” the ratification of the appointment of the proposed independent registered public accounting firm (Proposal 4) as outlined in the attached proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended

December 31, 2022, or the 2022 Annual Report. We will mail the Notice of Availability on or about April 28, 2023, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2022 Annual Report, and a form of proxy card.

Your vote is important regardless of the number of shares you own. Whether or not you expect to virtually attend the Annual Meeting online, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. If you are a stockholder of record, you may vote your shares prior to the Annual Meeting on the Internet by visiting www.proxypush.com/FULC, by telephone by calling 866-390-9953 and following the recorded instructions, or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to attend the Annual Meeting and vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. Stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote during the Annual Meeting.

A list of stockholders as of the close of business on the record date will be available for examination by our stockholders of record during the Annual Meeting using the unique link provided via email following the completion of registration. Further information about how to register for the Annual Meeting, attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

By Order of the Board of Directors,

Robert J. Gould Interim President and Chief Executive Officer

Cambridge, MA

April 28, 2023

Important Notice Regarding Internet Availability of Proxy Materials: The attached proxy statement and our 2022 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022, are available for viewing, printing and downloading at www.proxydocs.com/FULC. These documents are also available to any stockholder who wishes to receive a paper copy upon written request to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at http://www.sec.gov.

FULCRUM THERAPEUTICS, INC.

PROXY STATEMENT

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL NO. 1—ELECTION OF TWO CLASS I DIRECTORS	8

PROPOSAL 2—APPROVAL OF AMENDMENT TO OUR 2019 STOCK INCENTIVE PLAN	12

PROPOSAL 3—APPROVAL OF AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION	21

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	24

CORPORATE GOVERNANCE	26

EXECUTIVE AND DIRECTOR COMPENSATION	34

TRANSACTIONS WITH RELATED PERSONS	45

PRINCIPAL STOCKHOLDERS	48

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	51

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	52

HOUSEHOLDING	52

STOCKHOLDER PROPOSALS FOR OUR 2023 ANNUAL MEETING	52

OTHER MATTERS	53

APPENDIX A—PLAN AMENDMENT	A-1

APPENDIX B—CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION	B-1

26 Landsdowne Street

Cambridge, Massachusetts 02139

(617) 651-8851

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders of Fulcrum Therapeutics, Inc., or the Annual Meeting, to be held on Thursday, June 8, 2023 at 9:00 a.m., Eastern time. The Annual Meeting will be held via the Internet at www.proxydocs.com/FULC. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.

The board of directors of Fulcrum is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Fulcrum,” “the Company,” “we,” “us,” “our” and similar terms refer to Fulcrum Therapeutics, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s, or SEC’s, “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2022, or the 2022 Annual Report. We are sending the Notice of Availability on or about April 28, 2023, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2022 Annual Report, and a form of proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 8, 2023:

This proxy statement and our 2022 Annual Report are

available for viewing, printing and downloading at www.proxydocs.com/FULC.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC except for exhibits, will be furnished without charge to any stockholder upon written request to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	the election of two Class I directors, Alan Ezekowitz and Sonja Banks, nominated by our board of directors, each to serve for a three-year term expiring at the 2026 annual meeting of stockholders;

2.	the approval of an amendment of our 2019 Stock Incentive Plan to modify the automatic increase to the share reserve provision;

3.	the approval of an amendment of our Restated Certificate of Incorporation to limit the liability of certain Company officers as permitted by recent amendments to Delaware law;

4.	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5.	the transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first four items noted above.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

FOR the election of the two nominees to serve as Class I directors on our board of directors, each for a three- year term expiring at the 2026 annual meeting of stockholders;

FOR approval of the amendment of our 2019 Stock Incentive Plan to modify the automatic increase to the share reserve provision;

FOR the approval of the amendment of our Restated Certificate of Incorporation to limit the liability of certain Company officers as permitted by recent amendments to Delaware law; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Availability of Proxy Materials

The proxy materials, including this proxy statement, a proxy card and our 2022 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/FULC. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.

Who Can Vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of April 10, 2023 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 10, 2023, there were 61,758,994 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your Notice of

Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.

Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, are sending our stockholders and beneficial owners of our common stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and our 2022 Annual Report. We will send the Notice of Availability on or about April 28, 2023.

Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and our 2022 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/FULC.

Why is the Annual Meeting a Virtual, Online Meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/FULC in advance of the meeting. We have designed the virtual annual meeting to provide our stockholders with the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions during and shortly before the meeting through the virtual meeting platform.

How to Virtually Attend the Annual Meeting

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.proxydocs.com/FULC prior to the deadline of June 7, 2023 at 5:00 p.m., Eastern time. You may attend the Annual Meeting online by following the instructions that you will receive once your registration is complete.

Online registration for the Annual Meeting will begin on April 28, 2023, and you should allow ample time for the online registration. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and you will have the ability to submit questions.

Please be sure to following the instructions you will receive once your registration is complete.

The Annual Meeting will start at 9:00 a.m., Eastern time, on June 8, 2023. You may log on to the virtual meeting starting one hour before it begins. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 8:00 a.m., Eastern time, on June 8, 2023. If you encounter any difficulties accessing the virtual Annual Meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

How to Vote

If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:

•

By Telephone Prior to the Annual Meeting. You may transmit your proxy prior to the Annual Meeting over the phone by calling 866-390-9953 and following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.

•

Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet prior to the Annual Meeting by following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.proxypush.com/FULC.

•	By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

•

Online during the Annual Meeting. In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/FULC prior to the deadline of June 7, 2023 at 5:00 p.m., Eastern time. You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern time on June 7, 2023, and mailed proxy cards must be received by 11:59 p.m. Eastern time on June 7, 2023 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If your shares are held in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in “street name”, you must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. Only stockholders who have registered to attend the meeting by June 7, 2023 at 5:00 p.m., Eastern time, using the process described above may vote during the meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

How Do I Submit a Question at the Annual Meeting?

If you wish to submit a question during the Annual Meeting, beginning at 8:45 a.m., Eastern time, on June 8, 2023, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/FULC, and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/FULC in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A list of stockholders as of the close of business on the record date will be available for examination by the stockholders during the Annual Meeting using the unique link provided via email following the completion of registration for the Annual Meeting. In addition, a list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to make arrangements by calling (617) 651-8851 or writing to our corporate secretary at 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or by proxy. Shares that are represented virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting for purposes of determining whether a quorum is present. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

Ballot Measures Considered “Discretionary” and “Non-Discretionary”

The election of directors (Proposal No. 1), the amendment of our 2019 Stock Incentive Plan (Proposal No. 2), and the amendment of our Restated Certificate of Incorporation (Proposal No. 3) are considered non-discretionary matters under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 2 and Proposal No. 3.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 4) is a matter considered discretionary under applicable rules. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposal No. 4.

Votes Required to Elect a Director, to Approve the Amendment of our 2019 Stock Incentive Plan, to Approve the Amendment of our Restated Certificate of Incorporation and to Ratify Appointment of Ernst & Young LLP

A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote on the election (Proposal No. 1). Votes withheld and broker non-votes will not be counted as votes cast on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no have no effect on the voting on Proposal No. 1.

The amendment of our 2019 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 2). Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 2. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 2.

The amendment of our Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding (Proposal No. 3). Abstentions and broker non-votes are counted as votes cast “against” Proposal No. 3.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 4). Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 4. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 4.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote before the vote is taken at the Annual Meeting:

•

by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above, in each case, prior to the Annual Meeting;

•	by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or

•	by delivering a written revocation to our corporate secretary before the Annual Meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.

Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. In addition, we have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $25,000, plus reimbursement of certain costs and expenses. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Emerging Growth Company

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. We may remain an emerging growth company until December 31, 2024, although if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have annual gross revenues of $1.235 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year. We also would cease to be an emerging growth company if we issue more than $1 billion of non-convertible debt over a three-year period.

PROPOSAL NO. 1—ELECTION OF TWO CLASS I DIRECTORS

Our board of directors currently consists of seven members. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Alan Ezekowitz and Sonja Banks, and their term expires at the Annual Meeting;

•	the Class II directors are James Collins and James Geraghty, and their term expires at the annual meeting of stockholders to be held in 2024; and

•	the Class III directors are Katina Dorton, Robert Gould and Kate Haviland, and their term expires at the annual meeting of stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Alan Ezekowitz and Sonja Banks for election as Class I directors at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement as only Class I is up for re-election at the Annual Meeting. Dr. Ezekowitz and Ms. Banks are both presently directors, and have indicated a willingness to continue to serve as directors, if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.

Nominees for Election as Class I Directors

Biographical information as of March 31, 2023, including principal occupation and business experience during the last five years, for our nominees for election as Class I directors at our Annual Meeting is set forth below.

Sonja L. Banks, age 54, has served on our board of directors since December 2021. Ms. Banks has been the chief executive officer of the International Dyslexia Association since December 2018. Prior to that, Ms. Banks served in various leadership roles at the Sickle Cell Disease Association of America, Inc., or SCDAA, from May 2010 to December 2018, including as a senior advisor, president, and chief operating officer. Prior to joining the SCDAA, Ms. Banks was a director of community service and outreach at the St. Vincent’s Health System in Alabama from May 2007 to June 2010 and held key leadership roles at the United Negro College Fund and the United Way of Central Alabama from February 2000 to May 2007. Ms. Banks has previously served on the National Heart, Lung, and Blood Institute’s Sickle Cell Disease Advisory Committee, Community Health Charities Board, and the American Society of Hematology’s Sickle Cell Disease Coalition. Ms. Banks is currently the first vice chairman for the 6:52 Aids Project Foundation. Ms. Banks earned a B.A. in Political Science from the University of Alabama and an M.P.A. in Public Administration & Business from Jacksonville State University. We believe Ms. Bank’s experience in the life sciences industry, in particular her knowledge and understanding regarding access, reimbursement and treatment options in sickle cell disease, among others, qualifies her to serve on our board of directors.

Alan Ezekowitz, MBChB, D.Phil, age 69, has served on our board of directors since December 2016. Dr. Ezekowitz has served as a venture partner at Third Rock Ventures, LLC since December 2019. Dr. Ezekowitz served as the president and chief executive officer of Abide Therapeutics, Inc., or Abide, a biopharmaceutical company that he co-founded, from 2011 to May 2019, when Abide was acquired by H. Lundbeck A/S. Prior to founding Abide, Dr. Ezekowitz was the senior vice president and franchise head for disease areas including bone, respiratory, immunology, muscle, dermatology and urology at Merck Research Laboratories, or Merck, a healthcare company, from March 2006 to March 2011. Dr. Ezekowitz currently is on the board of directors of Organon & Co., a global healthcare company. Prior to joining Merck, Dr. Ezekowitz was the Charles Wilder Professor of Pediatrics at the Harvard Medical School from June 1995 to March 2005 and served as the chief of pediatric services at the Massachusetts General Hospital for Children and the Partners Healthcare System. Additionally, he directed the Laboratory of Developmental Immunology at Massachusetts General Hospital. Dr. Ezekowitz received his medical training at the University of Cape Town in South Africa and received a Doctor of Philosophy degree from Oxford University. We believe Dr. Ezekowitz’s leadership experience in the life sciences industry qualifies him to serve on our board of directors.

Our board of directors unanimously recommends voting “FOR” the election of Alan Ezekowitz and Sonja Banks as Class I directors for a three-year term ending at the annual meeting of stockholders to be held in 2026.

Directors Continuing in Office

Biographical information as of March 31, 2023, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class II Directors

James J. Collins, Ph.D., age 57, has served on our board of directors since January 2017. Dr. Collins has served as the Termeer Professor of Medical Engineering and Science in the Institute for Medical Engineering and Science and the Department of Biological Engineering at MIT since December 2014. Prior to his joining MIT, from October 1990 to November 2014, Dr. Collins served as a professor in biomedical engineering at Boston University. Dr. Collins currently is on the board of directors of Orion Biotech Opportunities Corp. and Senti Biosciences, Inc. Dr. Collins received a B.A. in Physics from the College of the Holy Cross and a doctorate in Medical Engineering from the University of Oxford. From 1987 to 1990, he was a Rhodes Scholar. We believe Dr. Collins’ extensive industry expertise qualifies him to serve on our board of directors.

James Geraghty, age 68, has served on our board of directors since July 2016. Mr. Geraghty is an industry leader with over 30 years of strategic and leadership experience. Mr. Geraghty currently serves as chairman of the board of directors of Orchard Therapeutics plc and Pieris Pharmaceuticals, Inc., each publicly traded companies, and as a member of the board of directors of Voyager Therapeutics, Inc., a publicly traded company. From May 2013 to December 2016, Mr. Geraghty was an Entrepreneur in Residence at Third Rock Ventures, a leading biotech venture and company-formation fund. From April 2011 to December 2012, Mr. Geraghty served as a senior vice president of Sanofi, a global healthcare company. Prior to that, he served in various senior management roles at Genzyme Corporation, or Genzyme, a biotechnology company, including as senior vice president, international development, president of Genzyme Europe, and chief executive officer of Genzyme Transgenics. He previously served as chairman of the board of Juniper Pharmaceuticals, Inc. and as a director of bluebird bio Inc.. Mr. Geraghty received a B.A. in English from Georgetown University, an M.S. in Psychology from the University of Pennsylvania and a J.D. From Yale Law School. We believe Mr. Geraghty’s public company board and management experience and his broad and deep knowledge of the industry in which we operate qualifies him to serve on our board of directors.

Class III Directors

Katina Dorton, age 65, has served on our board of directors since January 2020. Ms. Dorton currently is on the board of directors of TScan Therapeutics, Inc., a clinical stage biotechnology company developing T cell therapies for patients with cancer, and Sonoma Biotherapeutics, Inc., a biotechnology company. Previously Ms. Dorton held chief financial officer positions at several biotechnology companies, including Nodthera Inc, from 2020 through 2022, Repare Therapeutics Inc., from 2019 to 2020, AVROBIO, Inc., from 2017 through 2018, and Immatics GmbH, from 2015 through 2017, each a biotechnology company. Ms. Dorton served on the board of directors of US Ecology, Inc., an environmental services company, from 2014 until its acquisition by Republic Services, Inc. in 2022 and Pandion Therapeutics, Inc., a biopharmaceutical company, from December 2020 until its acquisition by Merck & Co., Inc in April 2021. Ms. Dorton holds a J.D. from the University of Virginia School of Law, an M.B.A. from George Washington University and a B.A. from Duke University. We believe that Ms. Dorton’s extensive experience working with life sciences companies qualifies her to serve on our board of directors.

Robert J. Gould, Ph.D., age 68, has served as a member of our board of directors since July 2016, currently serves as our interim president and chief executive officer from January 2023, and served as our president and chief executive officer from July 2016 to March 2021. Dr. Gould has served as an operating partner of Khosla Ventures since September 2021. Dr. Gould previously served as president and chief executive officer of Epizyme, Inc., or Epizyme, a biopharmaceutical company, from March 2010 to September 2015. Prior to joining Epizyme, he served as director of novel therapeutics at the Broad Institute of Massachusetts Institute of Technology, or MIT, and Harvard, a research institute, from December 2006 to March 2010. Dr. Gould spent 23 years at Merck, a healthcare company, where he held a variety of leadership positions, culminating in the role of vice president, licensing and external research. Dr. Gould currently is on the board of directors of Hemoshear Therapeutics, Inc., a biotechnology company, Turnstone Biologics Corp, a biotechnology company, Faeth Therapeutics, Inc., a biotechnology company, and Rubido Life Sciences, a biotechnology company. Dr. Gould served as a member of the board of directors of Epizyme from March 2010 to March 2016. Dr. Gould received a B.A. from Spring Arbor University and a Ph.D. from the University of Iowa and completed postdoctoral studies at the Johns Hopkins University. We believe that Dr. Gould’s extensive leadership experience in the life sciences industry and his extensive knowledge of our company based on his previous role as our chief executive officer qualify him to serve on our board of directors.

Kate Haviland, age 47, has served on our board of directors since June 2018, and as chair of the board since January 2022. Ms. Haviland has served as chief executive officer of Blueprint Medicines Corporation, or Blueprint, a precision therapy company, since April 2022. Prior to her serving as chief executive officer, Ms. Haviland served as chief operating officer of Blueprint from January 2019 to April 2022, and chief business officer of Blueprint from January 2016 to January 2019. Over this time, she served as the founding chair of the portfolio management team, formed and executed business development strategy, drove global capital investment plans, and played a key role in capital market financings. In addition, she worked to drive the transformative growth of Blueprint and support its evolution into a fully integrated business by developing and providing ongoing management of critical functions, including portfolio strategy, corporate development, commercial strategy, international, technical operations, corporate affairs, and information systems. Prior to joining Blueprint

Ms. Haviland held a number of roles building emerging, high-growth companies and advancing the development of innovative therapies in oncology and rare diseases including from April 2014 to December 2015, as vice president, rare diseases and oncology program leadership at Idera Pharmaceuticals, from June 2012 to April 2014, as head of commercial development at Sarepta Therapeutics, Inc., from March 2007 to June 2012 as executive director of commercial development at PTC Therapeutics, Inc., and July 2005 to April 2007, roles in corporate development and project management at Genzyme. Ms. Haviland received a B.A. from Wesleyan University with a double major in biochemistry/molecular biology and economics and an M.B.A. from Harvard Business School. We believe that Ms. Haviland’s extensive experience working with life sciences companies and leadership within the biopharmaceutical industry qualifies her to serve on our board of directors.

Executive Officers Who Are Not Directors

Biographical information as of March 31, 2023 for our executive officers who are not directors is listed below.

Mel Hayes, age 53, has served as our chief operating officer since August 2022, and served as chief commercial officer from September 2021 to August 2022. Mr. Hayes previously provided consulting services to the biotech and specialty pharmaceutical industries as principal of a consulting firm from March 2020 through August 2021. Prior to operating his own consulting firm, Mr. Hayes served as global head commercial, vice president, rare blood disorders, at Sanofi-Genzyme from January 2019 to February 2020, where he led the commercial organization for hemophilia and complement assets. From October 2017 to January 2019, Mr. Hayes served as U.S. vice president, hemophilia and global head, hematology rare blood disorders at Bioverativ (acquired by Sanofi-Genzyme). From June 2016 to October 2016, he was global vice president, head of global marketing and launch excellence at Shire, and before that global vice president hemophilia at Baxalta (acquired by Shire) from July 2015 to June 2016. Mr. Hayes also spent 10 years at Bayer and nine years at Bristol Myers Squibb in progressive leadership roles where he was responsible for launching products in diabetes, cardiovascular disease, neurology, rheumatology, multiple sclerosis and Parkinson’s disease. Mr. Hayes holds dual bachelor’s degrees in business and communications from Southern Methodist University and an MBA from Columbia University.

Curtis Oltmans, J.D., age 59, has served as our chief legal officer since August 2022 and previously served as our general counsel from November 2020. Mr. Oltmans previously served as vice president, head of litigation for DaVita, Inc., or DaVita, a healthcare company, from June 2019 to November 2020. Prior to joining DaVita, he served as general counsel for Array BioPharma, a biopharmaceutical company which was acquired by Pfizer Inc. Prior to joining Array BioPharma, Mr. Oltmans served as the U.S. general counsel for Novo Nordisk, a pharmaceutical company. Mr. Oltmans is on the board of directors of Avenue Therapeutics, Inc., a biopharmaceutical company. Mr. Oltmans earned a B.A. in Political Science from the University of Nebraska and a J.D. from the University of Nebraska College of Law.

There is no arrangement or understanding between any of our directors or executive officers and any other person or persons pursuant to which he or she was or is to be selected as a director or executive officer.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT OF THE COMPANY’S 2019 STOCK INCENTIVE PLAN

Our board of directors believes that stock-based incentive awards can play an important role in the success of our company by encouraging and enabling our employees, officers, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend on for the successful conduct of our business to acquire a proprietary interest in our company. Our board of directors believes that providing such persons with a direct stake in our company assures a closer identification of the interests of such individuals with ours and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us. Furthermore, Fulcrum competes for talent in a highly-competitive environment and equity award are a key tools used to attract and retain employees.

Our board of directors and our stockholders previously adopted the Fulcrum Therapeutics, Inc. 2019 Stock Incentive Plan, or the 2019 Plan. On April 6, 2023, our board of directors adopted an amendment to the 2019 Plan, or the Plan Amendment, and the 2019 Plan, as amended by the Plan Amendment, the Amended 2019 Plan, subject to stockholder approval. The 2019 Plan includes a provision, or the Evergreen Provision, that provides that the number of shares subject to the 2019 Plan shall be automatically increased on the first day of each fiscal year commencing with the fiscal year ending December 31, 2020 and continuing through, and including, the fiscal year ending December 31, 2029 by the least of (i) 2,000,000 shares, or the Fixed Limit, (ii) 4% of the outstanding shares on such date, or the Evergreen Percentage, and (iii) an amount determined by the board of directors. The Plan Amendment is designed to provide that the Evergreen Percentage, as previously approved by stockholders, will not be artificially limited in the future by the Fixed Limit. This type of artificial limitation is not common among our peers who have an Evergreen Provision and could impair our ability to grant equity awards at levels sufficient to attract and retain talent. Adoption of the Plan Amendment will ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by our board of directors and/or the compensation committee. A copy of the Plan Amendment is attached as Appendix A to this proxy statement and is incorporated herein by reference.

We are requesting that stockholders approve the proposed Plan Amendment. If this proposal is approved by our stockholders at the Annual Meeting, the Plan Amendment will become effective on the date of the Annual Meeting. If stockholders do not approve this proposal, then the proposed modification to the Evergreen Provision shall not be made. The 2019 Plan will otherwise remain in effect in accordance with its terms. In such event, it is possible that the number of shares added to the 2019 Plan in the future will be less than would be added by the Evergreen Percentage, which could impair the ability of the board of directors and/or compensation committee to grant equity awards to adequately recruit and incentivize talent. We believe that the modification to the Evergreen Provision is reasonable, appropriate, and in the best interests of our stockholders, and reflects the original intent of the board of directors and our stockholders when the 2019 Plan was first adopted.

As of March 31, 2023, there were stock options to acquire 6,876,679 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $12.29 and a weighted average remaining term of 8.6 years. In addition, as of March 31, 2023, there were 104,543 unvested restricted stock units outstanding. Other than the foregoing, there were no awards under our equity compensation plans outstanding as of March 31, 2023. As of March 31, 2023, there were 3,267,203 shares of common stock available for awards under our 2019 Plan and 2,551,460 shares of common stock available for awards under our 2022 Inducement Stock Incentive Plan, or the Inducement Plan.

Summary of Material Features of the Amended 2019 Plan

The material features of the Amended 2019 Plan are:

•	The maximum number of shares of common stock to be issued under the Amended 2019 Plan is (1) 2,017,142; plus (2) the number of shares (up to 2,367,035 shares) as is equal to the sum of (x) the number of shares of our common stock reserved for issuance under the 2016 Plan that remained available for grant under the 2016 Plan immediately prior to the effectiveness of the registration statement with respect to our initial public offering and (y) the number of shares of our common stock subject to outstanding awards under the 2016 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, or the Annual Increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2020 and continuing until, and including, the fiscal year ending December 31, 2029, equal to the lower of (i) 4% of the number of shares of our common stock outstanding on the first day of such fiscal year and (iii) an amount determined by our board of directors;

•

The maximum number of shares of common stock that be issued under the Amended 2019 Plan as incentive stock options is the number set forth in clause (1) and (2) above, as increased on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2020 and continuing until, and including, the fiscal year ending December 31, 2029, by the lesser of the Annual Increase or 2,000,000 shares of common stock;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards is permitted;

•

The value of all awards awarded under the Amended 2019 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director, $1,000,000 in the case of the chairman of our board of directors, or $1,000,000 in the case of a new director during his or her first year of service;

•	To the extent required by Nasdaq, any material amendment to the Amended 2019 Plan is subject to approval by our stockholders;

•	Any dividend equivalents granted as a component of restricted stock units are subject to the same vesting provisions as the underlying award; and

•	The term of the Amended 2019 Plan will expire on July 17, 2029.

Based solely on the closing price of our common stock as reported by Nasdaq on March 31, 2023 and the maximum number of shares that would have been available for awards as of such date under the Amended 2019 Plan had it been in effect on such date, the maximum aggregate market value of the common stock that could potentially be issued under the Amended 2019 Plan is $9,311,529. The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise), under the Amended 2019 Plan or 2016 Plan will be added back to the shares of common stock available for issuance under the Amended 2019 Plan. Shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Amended 2019 Plan.

Rationale for Plan Amendment

The Plan Amendment is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our compensation committee and our board of directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

Recruiting and retaining qualified employees for our business, including leading scientific and technical personnel, is and will continue to be critical to our future success. We face significant competition for experienced and talented personnel with critical and high demand skills in our industry, and stock options and other equity awards are an important component of our incentive compensation and retention objectives.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The compensation committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Summary of the Amended 2019 Plan

The following description of certain features of the Amended 2019 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2019 Plan, which was filed as an exhibit to our Registration Statement on Form S-8 filed with the SEC on August 26, 2019, and is incorporated herein by reference, and the Plan Amendment, which is attached hereto as Appendix A. References to the “board of directors” in this summary shall also refer to the compensation committee or any similar committee appointed by the board of directors to administer the Amended 2019 Plan.

Types of Awards; Shares Available for Issuance

The Amended 2019 Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock units, or RSUs, and other stock-based awards. We refer to these securities as Awards. If stockholders approve this amendment, the number of shares available for future Awards under the Amended 2019 Plan as of the date of the Annual Meeting would be the sum of (1) 2,017,142; plus (2) the number of shares (up to 2,367,035 shares) as is equal to the sum of (x) the number of shares of our common stock reserved for issuance under the 2016 Plan that remained available for grant under the 2016 Plan immediately prior to the effectiveness of the registration statement with respect to our initial public offering and (y) the number of shares of our common stock subject to outstanding awards under the 2016 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, or the Annual Increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2020 and continuing until, and including, the fiscal year ending December 31, 2029, equal to the lower of (i) 4% of the number of shares of our common stock outstanding on the first day of such fiscal year and (ii) an amount determined by our board of directors. Shares of common stock delivered to us by a participant to purchase common stock upon exercise of an Award or to satisfy tax withholding obligations related to an Award (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares of common stock available for the future grant of Awards under the Amended 2019 Plan.

Certain sub-limitations apply to Awards under the Amended 2019 Plan. The maximum number of shares of common stock that be issued under the Amended 2019 Plan as incentive stock options is the number reserved for issuance under the Amended 2019 Plan, as increased on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2020 and continuing until, and including, the fiscal year ending December 31, 2029, by the lesser of the Annual Increase or 2,000,000 shares of common stock.

The value of all awards awarded under the Amended 2019 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director, $1,000,000 in the case of the chairman of our board of directors, or $1,000,000 in the case of a new director during his or her first year of service; provided, however, that our board of directors may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as our board of directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

All shares of common stock covered by SARs shall be counted against the number of shares available for grant under the Amended 2019 Plan and the sub-limitations described above. However, SARs that may be settled only in cash shall not be so counted, and if a SAR is granted in tandem with an option and the grant provides that only one such Award may be exercised, only the shares covered by the option shall be counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended 2019 Plan. In the case of the exercise of a SAR, the number of shares counted against the shares available under the Amended 2019 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. The shares covered by a SAR granted in tandem with a stock option (as described below) will not again become available for grant upon the expiration or termination of such SAR.

Substitute Awards granted under the Amended 2019 Plan in connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity shall not count against the overall share limits and sub-limitations described above, except as required by reason of Section 422 and related provisions of the Code.

Shares issued under the Amended 2019 Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market.

Descriptions of Awards

Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant. Under the terms of the Amended 2019 Plan, stock options may not be granted for a term in excess of ten years. The Amended 2019 Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or check or, except as may otherwise be provided in the applicable option agreement or approved by the board of directors, in connection with a “cashless exercise” through a broker, (ii) to the extent provided in the applicable option agreement or approved by the board of directors, and subject to certain conditions, by surrender to us of shares of common stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable non-statutory stock option agreement or approved by the board of directors, and subject to certain conditions, by delivery of a notice of “net exercise” as a result of which we will retain shares of common stock otherwise issuable pursuant to the stock option, (iv) to the extent provided in the applicable option agreement or approved by our board of directors, by any other lawful means, or (v) any combination of the foregoing.

Stock Appreciation Rights. A SAR is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the grant price. SARs may be granted independently or in tandem with stock options granted under the Amended 2019 Plan. When a SAR is granted in tandem with a stock option, the SAR will be exercisable only at such time or times, and to the extent that the related stock option is exercisable (except to the extent designated by our board of directors in connection with a change in control event), will be exercisable in accordance with the procedure required for exercise of the related option, will terminate and no longer be exercisable upon the termination or exercise of the related option (except to the extent designated by the board of directors in connection with a change in control event and except that a SAR granted with respect to less than the full number of shares covered by an option will not be reduced until the number of shares as to which the related option has been exercised or has terminated exceeds the number of shares not covered by the SAR), the option will terminate and no longer be exercisable upon exercise of the related SAR and the SAR will be transferable only with the related stock option. The Amended 2019 Plan provides that the grant price or exercise price of a SAR may not be less than 100% of the fair market value per share of our common stock on the effective date of grant and that SARs granted under the Amended 2019 Plan may not have a term in excess of 10 years.

No Repricings of Options or SARs. With respect to options and SARs, unless such action is approved by stockholders or permitted under the terms of the Amended 2019 Plan in connection with certain changes in capitalization and change in control events, we may not (i) amend any outstanding option or SAR granted under the Amended 2019 Plan to provide an exercise price or grant price per share that is lower than the then-current exercise price or grant price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the Amended 2019 Plan) and grant in substitution therefor new Awards under the Amended 2019 Plan (other than certain Awards granted in connection with our merger or consolidation with, or acquisition of, another entity) covering the same or a different number of shares of common stock and having an exercise price or grant price per share lower than the then-current exercise price per share of the canceled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or grant price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Amended 2019 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

Restricted Stock Awards. We may issue Awards of shares of our common stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the board of directors in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Unless otherwise provided in an Award agreement, any dividend declared and paid by us with respect to a share of Restricted Stock shall be paid to the participant (without interest) only if and when such shares of Restricted Stock become free from any applicable restrictions on transferability and forfeitability.

Restricted Stock Units. We may also grant Awards entitling the recipient to receive shares of our common stock (or cash equal to the fair market value of such shares) to be delivered at a future date on or after such Award vests. We refer to these Awards as Restricted Stock Units, or RSUs. A participant has no voting rights with respect to any RSUs. To the extent provided by our board of directors in its sole discretion, a grant of RSUs may provide the participant with a right to receive dividend equivalents, which may be settled in cash and/or shares of our common stock and shall be subject to the same restrictions on transfer and forfeitability as the underlying RSUs. Our board of directors may provide for deferral of settlement of a RSU (on a mandatory basis or at the election of the participant).

Other Stock-Based Awards. Under the Amended 2019 Plan, our board of directors may grant other Awards that are based upon our common stock or other property having such terms and conditions as our board of directors may determine including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of our common stock and the grant of Awards entitling recipients to receive shares of our common stock to be delivered in the future. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the Amended 2019 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our common stock or cash, as the board of directors determines.

Transferability of Awards. Except as our board of directors may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of the Company and our present or future parent or subsidiary corporations and any other business venture in which we have a controlling interest (as determined by the board of directors) are eligible to be granted Awards under the Amended 2019 Plan. Under current law, however, incentive stock options may only be granted to our employees and our present or future parent or subsidiaries. As of December 31, 2022, we had approximately 92 employees, including five executive officers, seven non-employee directors and approximately 110 contractors and advisors eligible to receive awards. The granting of Awards under the Amended 2019 Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above.

Plan Benefits

Since the initial approval of the 2019 Plan through April 6, 2023, the following number of equity awards have been granted to the individuals and groups described in the table below. No other equity awards have been granted to any other individuals or groups under the 2019 Plan as of such date.

Name and Position	Number of Shares of Common Stock Underlying Options	Number of Shares of Common Stock Underlying RSUs
Bryan Stuart, Former President and Chief Executive Officer	957,947	—
Esther Rajavelu, Former Chief Financial Officer	160,000	—
Santiago Arroyo, Former Chief Medical Officer	—	—
All current executive officers, as a group	1,331,132	—
All current directors who are not executive officers, as group	319,709	—
All Nominees for Election as a Director	112,999	—
Associates of our executive officers, directors and nominees for director	—	—
Each person who has received or is to receive more than 5% of such equity awards	1,967,079	—
All current employees, including all current officers who are not executive officers, as a group	1,431,340	105,722

Administration

Our board of directors administers the Amended 2019 Plan and is authorized to adopt, alter and repeal the administrative rules, guidelines and practices relating to the Amended 2019 Plan and to interpret the provisions of the Amended 2019 Plan and any Award documentation and remedy any ambiguities, omissions or inconsistencies therein. Pursuant to the terms of the Amended 2019 Plan, the board of directors may delegate authority under the Amended 2019 Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized the compensation committee to administer certain aspects of the Amended 2019 Plan, including the granting of Awards to directors and executive officers. The compensation committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the Amended 2019 Plan:

•

the number of shares of common stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

•	the exercise price of Awards;

•	the effect on Awards of a change in control of our company; and

•	the duration of Awards.

Subject to any requirements of applicable law, our board of directors may delegate to one or more of our officers the power to grant Awards (subject to any limitations under the Amended 2019 Plan) to employees or non-executive officers of Fulcrum or any of our present or future subsidiary corporations and to exercise such other powers under the Amended 2019 Plan as our board of directors may determine, provided that our board of directors shall fix the terms of the Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant and the time period in which such Awards may be granted. No officer shall be authorized to grant Awards to any of our executive officers.

Our board of directors may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Our board of directors is required to make appropriate adjustments in connection with the Amended 2019 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

All decisions by our board of directors shall be made in our board of directors’ sole discretion and shall be final and binding on all persons having or claiming any interest in the Amended 2019 Plan or in any Award. No director or person acting pursuant to authority delegated by our board of directors shall be liable for any action or determination relating to or under the Amended 2019 Plan made in good faith. We will indemnify and hold harmless each director, officer, other employee, or agent to whom any duty or power relating to the administration or interpretation of the Amended 2019 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Amended 2019 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the Amended 2019 Plan with respect to repricing outstanding stock options or SARs, our board of directors may amend, modify or terminate any outstanding Award provided that the participant’s consent to such action will be required unless our board of directors determines that the action, taking into account any related action, would not materially and adversely affect the participant or the change is otherwise permitted under the terms of the Amended 2019 Plan.

Effect of Certain Corporate Transactions.

Upon the occurrence of a merger or other reorganization event (as defined in the Amended 2019 Plan), our board of directors may, on such terms as our board determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of the following actions pursuant to the Amended 2019 Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

•

provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation);

•

upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately prior to the consummation of the reorganization event, and/or vested but unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of the notice;

•	provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event;

•

in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;

•

provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); or

•	any combination of the foregoing

Our board of directors is not obligated under the Amended 2019 Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically. In the case of certain RSUs, no assumption or substitution is permitted, and the RSUs will instead be settled in accordance with the terms of the applicable RSU agreement.

Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding Awards of restricted stock will continue for the benefit of the succeeding company and will, unless our board of directors determines otherwise, apply to the cash, securities, or other property that our common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to the common stock subject to the restricted stock award. However, the board of directors may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or in any other agreement between a participant and us, either initially or by amendment. Upon our liquidation or dissolution, except to the extent specifically provided to the contrary in the restricted stock award agreement or any other agreement between the participant and us, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Amendment or Termination

Our board of directors may amend, suspend or terminate the Amended 2019 Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until such amendment shall have been approved by our stockholders. In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Amended 2019 Plan adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the Amended 2019 Plan at the time the amendment is adopted, provided that the board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended 2019 Plan.

Effective Date of Plan. The 2019 Plan was originally approved by our board of directors on June 21, 2019 and our stockholders approved the 2019 Plan on July 2, 2019. No Awards may be granted under the Amended 2019 Plan after July 17, 2029.

New Plan Benefits

Because the grant of awards under the Amended 2019 Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended 2019 Plan.

Tax Aspects under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended 2019 Plan. It does not describe all federal tax consequences under the Amended 2019 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Amended 2019 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Amended 2019 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Our board of directors unanimously recommends that voting “FOR” Proposal No. 2 to approve the amendment of the Fulcrum Therapeutics, Inc. 2019 Stock Incentive Plan

PROPOSAL NO. 3—APPROVAL OF AMENDMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

Background

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or DGCL. As amended, DGCL Section 102(b)(7) now permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class action. It does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be affected, and the benefits our board of directors believes would accrue to our company by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

Our board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of our company and our stockholders to amend the current exculpation and liability provisions in Article SEVENTH of our Restated Certificate of Incorporation, or the Certificate of Incorporation, to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Certificate of Incorporation as the “Charter Amendment” in this proxy statement.

Text of Proposed Charter Amendment

The Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend Article Seventh of the Certificate of Incorporation so that it would state in its entirety as follows:

“SEVENTH: Limitation of liability shall be provided as follows:

1. Directors. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

2. Officers. . Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of Officers for breaches of fiduciary duty, no Officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an Officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Officer of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. For purposes of this Article SEVENTH, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).”

The proposed Certificate of Amendment to the Certificate of Incorporation (referred to in this Proposal No. 3 as the “Certificate of Amendment”) reflecting the foregoing Charter Amendment is attached as Appendix B to this proxy statement.

Reasons for the Proposed Charter Amendment

Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, particularly in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company.

For the reasons stated above, on April 6, 2023, our board of directors determined that the proposed Charter Amendment is advisable and in the best interest of our company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. Our board of directors believes the proposed Charter Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the replacement of the existing Article Seventh by the proposed Article Seventh, the remainder of the Certificate of Incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, the Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our board of directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

Our board of directors unanimously recommends voting “FOR” Proposal No. 3 to approve the amendment of our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law.

PROPOSAL NO. 4—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2022 and 2021.

Fee Category	2022	2021
Audit fees (1)	$528,350	$530,000
Audit related fees	—	—
Tax fees (2)	$113,500	$25,700
All other fees	—	—

Total fees	$641,850	$555,700

(1)

“Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with regulatory filings or engagements.

(2)	“Tax fees” consist of fees for professional services, including tax compliance, advice and tax planning.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2022 and 2021 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Our board of directors unanimously recommends voting “FOR” Proposal No. 4 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The board of directors recommends voting “FOR” Proposal No. 4 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee- recommended nominee for a position on our board of directors are as follows:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.

•	Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.

•

Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

•

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on our board of directors is considered.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals for our 2023 Annual Meeting.”

Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder- recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2023, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Dr. Gould, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Gould is not an independent director under these rules because he is our interim president and chief executive officer.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, the compensation committee, the nominating and corporate governance committee and the science and technology committee is posted on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com. Our board of directors also appoints from time to time ad hoc committees to address specific matters.

Audit Committee

The members of our audit committee are Katina Dorton, James Geraghty and Kate Haviland, and Katina Dorton serves as the chair of the audit committee. Our audit committee met four times during 2022. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our risk assessment and risk management policies;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Katina Dorton is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee

The members of our compensation committee are Alan Ezekowitz, Sonja Banks and Katina Dorton, and Alan Ezekowitz serves as chair of the compensation committee. Our compensation committee met three times during 2022. Our compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and

•	preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are James Geraghty and Kate Haviland, and Jim Geraghty serves as chair of the nominating and corporate governance committee. Our nominating and corporate governance committee met three times during 2022. Our nominating and corporate governance committee’s responsibilities include:

•	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to our board leadership structure;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to our board of directors corporate governance principles; and

•	overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Science and Technology Committee

The members of our science and technology committee are James Collins, Alan Ezekowitz and Robert J. Gould, and James Collins serves as chair of the science and technology committee. The science and technology committee assists our board’s oversight of our research activities and assists us in evaluating science and technology issues. Our science and technology committee’s responsibilities include:

•	reviewing, evaluating, and advising our board of directors and management regarding our long-term strategic goals and objectives and the quality and direction of our research and development programs;

•	monitoring and evaluating trends in research and development, and recommending to our board of directors and management emerging technologies for building the company’s technological strength;

•	recommending approaches to acquiring and maintaining technology positions (including but not limited to contracts, grants, collaborative efforts, alliances, and capital);

•	advising our board of directors and management on the scientific aspects of business development transactions;

•	regularly reviewing our research and development pipeline; and

•	assisting our board of directors with its oversight responsibility for enterprise risk management in areas affecting our research and development.

Board Diversity

We believe that it is important that our board of directors reflects the diversity of employees and the communities that we serve. Diversity is an important part of the process that our nominating and corporate governance committee follows when identifying nominees to serve as directors. As required by rules of the Nasdaq Stock Market, we are providing information about the gender and demographic diversity of our directors in the format required by Nasdaq rules.

The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification as of April 28, 2023. Directors who indicated that they preferred not to answer a question are shown as “did not disclose gender” or “did not disclose demographic background” below.

Board Diversity Matrix as of April 28, 2023
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	3	4

Part II: Demographic Background
African American	1
Alaskan Native
Asian
Black
Hispanic
Latino
Native American
Native Hawaiian
Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Compensation Committee Interlocks and Insider Participation

During 2022, the members of our compensation committee were Alan Ezekowitz, Sonja Banks, and Katina Dorton. Kate Haviland served as a member of the compensation committee until April 11, 2022, at which time Sonja Banks joined the compensation committee. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. None of the current members, or members serving during 2022, of our compensation committee is, or has ever been, an officer or employee of our company.

Board of Director Meetings and Attendance

Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met eight times during 2022. During 2022, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All then-serving directors attended our 2022 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:

•	the principal responsibility of our board of directors is to oversee our management;

•	a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	our nominating and corporate governance committee will oversee an annual self-evaluation of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is available on the “Corporate Governance” section of the “Investor Relations” section of our website, which is located at www.fulcrumtx.com.

Board Leadership Structure and Oversight of Risk

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chairman of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We do not currently have a lead independent director because the chairman of our board of directors is independent within the meaning of the Nasdaq listing rules.

We currently separate the roles of chief executive officer and chairman of the board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chairman of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2022. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. Our science and technology committee assists our board of directors in its oversight of our research activities and provides input to management on decisions regarding research strategy. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Anti-Hedging and Anti-Pledging Policies

Our insider trading policy expressly prohibits all of our employees, including our executive officers, and our directors from engaging in any purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities. Our insider trading policy also expressly prohibits such persons from purchasing our securities on margin, borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan, although an exception may be granted in extraordinary situations where a person wishes to pledge our securities as collateral for a loan (other than a margin loan) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

Fulcrum Therapeutics, Inc.

26 Landsdowne Street

Cambridge, Massachusetts 02139

Attention: Board of Directors

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing online at https://www.whistleblowerservices.com/fulcrumtx or to our general counsel at 26 Landsdowne Street, Cambridge, Massachusetts 02139 or via the toll-free telephone number 855-718-8021.

EXECUTIVE AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers for 2022. Our named executive officers for 2022 were Bryan Stuart, Esther Rajavelu and Santiago Arroyo. This section also describes the material elements of compensation awarded to, earned by or paid to each of our non-employee directors.

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and our directors and is intended to place in perspective the data presented in the tables and narrative that follow.

Executive and Director Compensation Processes

Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of, our executive compensation program. In designing our executive compensation program, our compensation committee considers compensation data for national and regional companies in the biotechnology/pharmaceutical industry provided by our independent compensation consultant to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Since 2018, our compensation committee has retained Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford), or Aon, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. During 2022, our compensation committee directly retained Aon to advise the compensation committee on our compensation program for executive officers, which includes base salaries, annual performance-based cash incentives and equity incentive awards, and our compensation program for directors and Aon made recommendations with respect to the amount and form of executive and director compensation. Although our compensation committee considers the advice and guidance of Aon as to our executive compensation program and our director compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and our director compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

The compensation committee reviewed information regarding the independence and potential conflicts of interest of Aon, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Aon did not raise any conflict of interest.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. During 2022, the compensation committee did not form or delegate authority to such subcommittees. In addition, under its charter, the compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our equity-based plans or as inducement awards to employees who are not directors or executive officers of the Company. During 2022, the compensation committee delegated authority to the then-current chief executive officer to grant certain stock options to non-executive employees.

Compensation to executive officers and directors is subject to our policies, including anti-hedging and anti-pledging policies described under “—Corporate Governance” above.

Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board of directors with respect thereto.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2022 and 2021. Our interim chief executive officer, Dr. Gould, was appointed to such role in 2023 and did not earn compensation as an employee in 2022. Dr. Gould’s compensation as a non-employee director in 2022 is set forth under “—Director Compensation” below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)(2)	Total ($)
Bryan Stuart(3)	2022	572,450	—	3,179,306	220,000	3,971,756
Former President and Chief Executive Officer	2021	515,376	—	4,218,728	321,000	5,055,104

Esther Rajavelu(4)	2022	435,000	150,000	2,643,480	121,200	3,349,680
Former Chief Financial Officer

Santiago Arroyo(5)	2022	75,758	—	1,769,360	30,200	1,875,318
Former Chief Medical Officer

(1)

The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock- based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on March 9, 2023, regarding assumptions underlying the valuation of stock option awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)

Except where noted otherwise, the amounts reported in the “Non-Equity Incentive Plan” column reflect annual cash bonuses earned by our named executive officers for their performance in 2022 and 2021, respectively. See “—Narrative to Summary Compensation Table—Annual Target Bonus.”

(3)	In January 2023, we and Mr. Stuart mutually agreed that he would transition from his role as our president and Chief Executive Officer effective immediately.

(4)

Ms. Rajavelu’s employment commenced in January 2022 and she resigned as our Chief Financial Officer in March 2023, effective April 2023. The “Bonus” column represents a cash bonus paid in connection with Ms. Rajavelu’s hire.

(5)

Dr. Arroyo’s employment commenced in November 2022 and he resigned effective March 2023. Reported amount reflect the pro rata portion of Dr. Arroyo’s annualized salary of $500,000 and performance target bonus that was earned during 2022.

Narrative to Summary Compensation Table

Business Performance. We are a clinical-stage biopharmaceutical company focused on improving the lives of patients with genetically defined rare diseases in areas of high unmet medical need. Some of our key results and milestones in 2022 are as follows:

•	In June 2022, we announced clinical proof-of-concept data from our Phase 1b trial of FTX-6058 for the treatment of SCD.

•	In August 2022, we completed a successful equity offering.

•	In October 2022, we presented new data from the open label extension portion of the Phase 2 ReDUX4 study of losmapimod for the treatment of facioscapulohumeral muscular dystrophy, or

FSHD. Enrollment is ongoing in the REACH Phase 3 pivotal trial evaluating losmapimod in FSHD in the United States, Canada and Europe. We are on track to complete enrollment in the second half of 2023.

•

In December 2022, the U.S. Food and Drug Administration, or FDA, granted FTX-6058 fast track designation for the treatment of sickle cell disease. However, in February 2023, the FDA placed our IND application for FTX-6058 on full clinical hold.

•

Collaboration revenue was $6.3 million for the year ended December 31, 2022, as compared to $19.2 million for the year ended December 31, 2021. The decrease of $12.9 million was primarily due to the winding down of our collaboration agreement with Acceleron Pharma Inc., a wholly owned subsidiary of Merck & Co., Inc.

•	Net loss was $109.9 million for the year ended December 31, 2022, as compared to a net loss of $80.8 million for the year ended December 31, 2021.

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to (and prior to their respective departures, none of them were party to) an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In January 2022, our board of directors increased Mr. Stuart’s base salary by 7% to $572,450. In January 2022, in connection with the commencement of Ms. Rajavelu’s employment, our board of directors set Ms. Rajavelu’s base salary at $435,000. In November 2022, in connection with the commencement of Dr. Arroyo’s employment, our board of directors set Dr. Arroyo’s base salary at $500,000.

In January 2023, Mr. Stuart and we mutually agreed that he would transition from his role as our president and chief executive officer effective immediately. In March 2023, Ms. Rajavelu resigned as our chief financial officer, effective April 2023. In March 2023, Dr. Arroyo resigned as our chief medical officer.

Annual Target Bonus. Our employment agreements with our named executive officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. The bonus may be in the form of cash, equity award, or a combination of cash and equity. From time to time, our board of directors has approved discretionary annual cash bonuses to our named executive officers with respect to their prior year performance. Our board of directors granted no discretionary annual cash bonuses in 2022.

The 2022 target bonus amounts, expressed as a percentage of annual base salary, for our named executive officers were 55% for Mr. Stuart, 40% for Ms. Rajavelu, and 40% for Dr. Arroyo. The 2022 goals included development goals relating to advancing our product candidates for facioscapulohumeral muscular dystrophy and sickle cell disease, research goals relating to maintaining a portfolio in rare muscle and hematology diseases, business operations goals relating to management of resources, and human resources goals relating to effective utilization and maximum development. The Committee does not assign a particular weighting to these goals, and instead evaluates achievement holistically when determining performance. Based on an assessment of our performance in the goals noted above, the Committee awarded payouts equal to 70% for each of Mr. Stuart and Ms. Rajavelu, and to 100% Dr. Arroyo. Accordingly, our board of directors awarded bonuses of $220,000, $121,200, and $30,200 to Mr. Stuart, Ms. Rajavelu, and Dr. Arroyo, respectively, with Dr. Arroyo’s bonus pro-rated to reflect his joining the company in November 2022.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders.

In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them. Our executive officers were awarded an initial equity award upon commencement of employment. These initial grants vest as to 25% of the shares underlying the award on the first anniversary of the commencement of employment and as to an additional 6.25% of the original number of shares underlying the award quarterly thereafter.

Additional equity awards may be granted periodically to specifically incentivize our executive officers to achieve certain corporate goals or to reward them for exceptional performance.

In 2022, the board of directors determined that equity would be granted to executive officers in the form of time-vested stock options. The board of directors believes this approach is appropriate because it aligns executive interests with those of shareholders by motivating shareholder value creation. The option awards that we have granted to our executive officers at times other than in connection with employment, including those granted in 2022, typically become exercisable in equal quarterly installments over a term of four years from the applicable vesting commencement date. The number of stock options granted to executive officers was based in part on recommendations from Aon, our independent compensation consultant.

Vesting rights generally cease upon termination of service and exercise rights for options generally cease shortly after termination, although in connection with a separation of service, we may agree to extend the post-termination exercise period. For example, each of our named executive officers forfeited unvested equity upon their termination of service and, in connection with our mutual agreement with Mr. Stuart in January 2023 that he would transition from his role as president and chief executive officer with immediate effect, we agreed to an extended exercise period (18-months) for his vested and unexercised options following the January 2, 2023 separation from service, and for Ms. Rajavelu, we agreed to an extended exercise period (12-months) for her vested and unexercised options following termination of her consulting services.

See “—Outstanding Equity Awards at December 31, 2022” for information regarding equity awards granted to our named executive officers that remained outstanding as of fiscal year end.

Outstanding Equity Awards at December 31, 2022

The following table sets forth information regarding all outstanding stock options and shares of restricted stock held by each of our named executive officers as of December 31, 2022.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Bryan Stuart	243,571	—		7.84	12/17/2028	—	—
	58,928	—		7.84	1/21/2029	—	—
	23,213	5,358	(2)	16.00	7/17/2029	—	—
	72,188	32,812	(3)	16.87	1/22/2030	—	—
	58,790	75,586	(4)	13.09	1/24/2031	—	—
	153,125	196,875	(5)	11.78	3/30/2031	—	—
	63,750	276,250	(6)	12.69	1/18/2032	—	—

Esther Rajavelu	—	200,000	(7)	17.82	1/2/2032	—	—

Santiago Arroyo	—	400,000	(8)	5.61	11/6/2032	—	—

(1)	The market price of our common stock is based on the closing price of our common stock on the Nasdaq Global Market on December 31, 2022 of $7.28 per share.

(2)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of July 1, 2019, subject to continued service.

(3)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2020, subject to continued service.

(4)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2021, subject to continued service.

(5)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of March 31, 2021, subject to continued service.

(6)	This option award vests in equal quarterly installments over four years beginning on the vesting commencement date of January 1, 2022, subject to continued service.

(7)

This option award vests over four years, with 25% of the shares vested on January 3, 2022 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.

(8)

This option award vests over four years, with 25% of the shares vesting on the first anniversary of November 7, 2022 and 6.25% of the shares vesting thereafter in equal quarterly installments over three years, subject to continued service.

Employment Agreements

We entered into written employment agreements with each of our named executive officers. These employment agreements set forth the terms of the executive officer’s compensation, including base salary and annual performance bonus opportunity prior to their respective resignations. In addition, the agreements provided that, subject to eligibility requirements under the plan documents governing such programs and our policies, the executive officers were eligible to participate in company-sponsored benefit programs that are generally available to all of our similarly- situated employees. Each executive officer was also eligible to receive equity awards at such times and on such terms and conditions as the board of directors may have determined. Annual base salaries and bonus target percentages were reviewed by our compensation committee and the board of directors on an annual or more frequent basis and were subject to change in the discretion of our board of directors or compensation committee. See “ – Narrative to Summary Compensation Table” for the 2022 annual base salaries, 2022 target bonus percentages, and the actual 2022 bonus payouts.

Potential Payments upon Termination or Change in Control

The employment agreements and the employment of Mr. Stuart, Ms. Rajavelu, and Dr. Arroyo may be terminated as follows: (1) upon the death or “disability” (as disability is defined in the applicable employment agreement) of such executive officer; (2) at our election, with or without “cause” (as cause is defined in the applicable employment agreement); and (3) at such executive officer’s election, with or without “good reason” (as good reason is defined in the applicable employment agreement).

Bryan Stuart

Mr. Stuart was appointed as our president and chief executive officer, effective March 31, 2021. On January 2, 2023, Mr. Stuart and we mutually agreed that he would transition from his role as president, chief executive officer, and Class II director. On January 3, 2023, we entered into a severance agreement with Mr. Stuart. Pursuant to the severance agreement, Mr. Stuart will receive (1) 12 months of an annual base salary of $572,450 paid in accordance with our payroll procedures, (2) if Mr. Stuart elects to continue his participation in our medical benefit plan pursuant to COBRA, we will pay the monthly premiums to continue such coverage for a maximum of 12 months from termination, (3) an annual performance bonus for 2022 of $220,000, and (4) an extended exercise period with respect to Mr. Stuart’s vested stock options until the earlier of (i) 18 months following his termination date and (ii) the original 10-year expiration date for such vested stock options.

Pursuant to the terms of Mr. Stuart’s employment agreement in place during 2022 and through his termination in January 2023, Mr. Stuart was entitled to the following severance benefits.

In the event of the termination of Mr. Stuart’s employment by us without cause, or by him for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement), Mr. Stuart was entitled to his base salary that had accrued and to which he was entitled as of the termination date and other accrued benefits, collectively, the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, he was entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 12 months and (2) provided he was eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly- situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination.

In the event of the termination of Mr. Stuart’s employment by us without cause, or by him for good reason, within 12 months following a change in control, Mr. Stuart was entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Mr. Stuart was entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 18 months, (2) provided he was eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment was terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time- based equity awards would have become fully exercisable and non-forfeitable as of the termination date.

If Mr. Stuart’s employment was terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Mr. Stuart without good reason, our obligations under the employment agreement would have ceased immediately, and Mr. Stuart would have only been entitled to the accrued obligations.

Esther Rajavelu

Ms. Rajavelu was appointed as our chief financial officer, effective January 3, 2022 and resigned on March 31, 2023 effective April 21, 2023. In connection with her resignation, we entered into a consulting agreement for the provision of services and agreed to extend the post-termination exercise period as described above. As Ms. Rajavelu resigned, she did not receive any severance pursuant to her employment agreement. Ms. Rajavelu’s consulting agreement has an initial three-month term, and may be renewed upon mutual agreement. Either party may terminate immediately in the event of breach, or otherwise upon 30 days prior written notice; although if terminated during the initial three-month term, Ms. Rajavelu will continue to earn the agreed cash compensation. Under the consulting agreement, for the initial three-month term, Ms. Rajavelu will receive $52,780 on a monthly basis (derived from her current monthly base salary and an amount commensurate with 1/12 of her annual bonus target). Thereafter, payment will be on a pro rata basis dependent upon the number of days where consulting services were provided. In addition to standard expense reimbursement, and $6,000 for contract initiation fees, we agreed to a 12-month post-termination exercise period for Ms. Rajavelu’s vested stock options following termination of her consulting services.

Pursuant to the terms of Ms. Rajavelu’s employment agreement, in place during 2022 and through her resignation, Ms. Rajavelu was entitled to the following severance benefits.

In the event of the termination of Ms. Rajavelu’s employment by us without cause, or by such executive officer for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement) (collectively, a “non-change in control termination”), Ms. Rajavelu was entitled to the accrued obligations. In addition, subject to her execution and nonrevocation of a release of claims in our favor and her continued compliance with her non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Ms. Rajavelu was entitled to (1) continued payment of her base salary, in accordance with our regular payroll procedures, for a period of nine months and (2) provided she was eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to nine months following her date of termination.

In the event of the termination of Ms. Rajavelu’s employment by us without cause, or by Ms. Rajavelu for good reason, within 12 months following a change in control, Ms. Rajavelu was entitled to the accrued obligations. In addition, subject to her execution and nonrevocation of a release of claims in our favor and her continued compliance with her non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Ms. Rajavelu was entitled to (1) continued payment of her then-current base salary (or, if higher, her base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 12 months, (2) provided she was eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following her date of termination, (3) a lump sum payment equal to 100% of her target bonus for the year in which her employment was terminated or, if higher, her target bonus immediately prior to the change in control and (4) full vesting acceleration of her then-unvested equity awards that vest solely based on the passage of time, such that her time-based equity awards would have become fully exercisable and non-forfeitable as of the termination date.

If Ms. Rajavelu’s employment was terminated for any other reason, including as a result of death or disability, for cause, or voluntarily by Ms. Rajavelu without good reason, our obligations under the employment agreement would have ceased immediately, and Ms. Rajavelu would only have been entitled to the accrued obligations.

Santiago Arroyo

Dr. Arroyo was appointed as our chief medical officer, effective November 7, 2022 and resigned effective March 7, 2023. As Dr. Arroyo resigned, he did not receive any severance pursuant to his employment agreement.

Pursuant to the terms of Dr. Arroyo’s employment agreement in place during 2022 and through his resignation in March 2023, Dr. Arroyo was entitled to the following severance benefits.

In the event of the termination of Dr. Arroyo’s employment by us without cause, or by Dr. Arroyo for good reason, prior to or more than 12 months following a “change in control” (as change in control is defined in his employment agreement) (collectively, a “non-change in control termination”), Dr. Arroyo was entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Dr. Arroyo was entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of nine months and (2) provided he was eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to nine months following his date of termination.

In the event of the termination of Dr. Arroyo’s employment by us without cause, or by Dr. Arroyo for good reason, within 12 months following a change in control, Dr. Arroyo was entitled to the accrued obligations. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his non-solicitation, confidential information and assignment of inventions agreement and any similar agreement with us, Dr. Arroyo was entitled to (1) continued payment of his then-current base salary (or, if higher, his base salary in effect immediately prior to the change in control), in accordance with our regular payroll procedures, for a period of 12 months, (2) provided he was eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination, (3) a lump sum payment equal to 100% of his target bonus for the year in which his employment was terminated or, if higher, his target bonus immediately prior to the change in control and (4) full vesting acceleration of his then-unvested equity awards that vest solely based on the passage of time, such that his time-based equity awards would have become fully exercisable and non-forfeitable as of the termination date.

If Dr. Arroyo’s employment was terminated for any other reason, including as a result of death or disability, for cause, or voluntarily by Dr. Arroyo without good reason, our obligations under the employment agreement would have ceased immediately, and such executive officer would only have been entitled to the accrued obligations.

Employee Non-Solicitation, Confidentiality and Assignment of Inventions Agreements

In connection with the employment agreements, each of our named executive officers has entered into a standard form agreement with respect to non-solicitation, confidential information and assignment of inventions.

Under their respective agreements, each named executive officer has agreed that we own all inventions that are developed by such executive officer during his employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services, (ii) result from tasks assigned to the executive officer by us or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us. Each named executive officer also agreed to provide us with a non-exclusive, royalty- free, paid-up, irrevocable, worldwide license for any prior inventions that such executive officer incorporates into any of our products, processes, machines or other works, in the course of such executive officer’s employment with us. Under their respective agreements, each named executive officer has further agreed not to solicit our employees, consultants, customers, business or prospective customers during his employment and for a period of one year after the termination of his employment, and to protect our confidential and proprietary information indefinitely.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and our discretionary match. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. As of December 31, 2021, we had not provided any employer matching contributions. Effective January 1, 2022, we match 100% of the first 2% that an employee contributes to the 401(k) plan, and 50% on the next 4% that an employee contributes to the 401(k) plan. Matching contributions are 100% vested immediately.

Director Compensation

The table below shows all compensation we paid to our non-employee directors during the year ended December 31, 2022.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	Total ($)
Sonja L. Banks	43,599	73,342	116,941
James J. Collins	50,000	73,342	123,342
Katina Dorton	60,000	73,342	133,342
Alan Ezekowitz(3)	55,000	73,342	128,342
James Geraghty	55,500	73,342	128,842
Robert J. Gould	45,000	73,342	118,342
Kate Haviland	81,030	73,342	154,372
Mark Levin(4)	15,423	—	15,423

(1)

The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of ASC 718. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K, which was filed with the SEC on March 9, 2023, regarding assumptions underlying the valuation of the option awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)

As of December 31, 2022, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director serving during 2022 was as follows: Ms. Banks, 49,000 shares; Dr. Collins, 56,141 shares; Ms. Dorton, 52,571 shares, Dr. Ezekowitz, 65,285 shares; Mr. Geraghty, 59,712 shares; Dr. Gould, 595,532 shares; Ms. Haviland, 76,141 shares; and Mr. Levin, 0 shares.

(3)	In June 2022, Dr. Ezekowitz forfeited stock options to acquire 500 shares of common stock that were granted in December 2020.

(4)	Mr. Levin resigned from our board of directors effective April 18, 2022.

Mr. Stuart, one of our directors who served as our president and chief executive officer until January 2023, did not receive any additional compensation for his service as a director while serving as our president and a chief executive officer. Mr. Stuart is one of our named executive officers for 2022 and, accordingly, the compensation that we paid to Mr. Stuart as an employee is discussed above under “—Summary Compensation Table” and “—Narrative to Summary Compensation Table.”

In June 2019, our board of directors approved a non-employee director compensation program that became effective on July 17, 2019. Under this non-employee director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and of each committee receive additional retainers for such service. These cash retainer fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member in the year ended December 31, 2022 were as follows:

	Member Annual Fee	Chair Incremental Annual Fee
Board of Directors	$40,000	$30,000
Audit Committee	$7,500	$7,500
Compensation Committee	$5,000	$5,000
Nominating and Corporate Governance Committee	$4,000	$4,000
Science and Technology Committee	$5,000	$5,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

In addition, during 2022, under our director compensation program, each non-employee director received, upon his or her initial election or appointment to our board of directors, an option under our 2019 Stock Incentive Plan, or the 2019 Plan, to purchase 38,000 shares of our common stock. Each of these options vests as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after our 2022 annual meeting of stockholders, each non-employee director that served on our board of directors for at least six months received an option under the 2019 Plan to purchase 19,000 shares of our common stock under the 2019 Plan. Each of these options vests with respect to all of the shares underlying such option on the first anniversary of the grant date or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director.

In January 2023, our board of directors approved a revised director compensation program, effective January 1, 2023. Under our revised director compensation program, each non-employee director will receive, upon his or her initial election or appointment to our board of directors, an option under the 2019 Plan to purchase 60,000 shares of our common stock. Each of these options vests as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after each annual meeting of stockholders, each non-employee director that has served on our board of directors for at least six months will receive an option under the 2019 Plan to purchase 30,000 shares of our common stock under the 2019 Plan. Each of these options vests with respect to all of the shares underlying such option on the first anniversary of the grant date or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director.

All options issued to our non-employee directors under our director compensation program are issued with exercise prices equal to the fair market value of our common stock on the Nasdaq Global Market on the date of grant and will become exercisable in full upon specified change in control events.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table contains information about our 2016 Stock Incentive Plan, as amended, or the 2016 Plan, the 2019 Plan, our Inducement Plan and our 2019 Employee Stock Purchase Plan, or the ESPP, each as of December 31, 2022.

	As of December 31, 2022
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(2)(3)	4,700,700	$12.46	3,002,333
Equity compensation plans not approved by security holders (4)	1,803,380	10.77	329,880
Total	6,504,080	$11.99	3,332,213

(1)	Includes the 2016 Plan, 2019 Plan, and ESPP.

(2)

As of December 31, 2022, 1,941,054 shares of our common stock were available for issuance under the 2019 Plan. The number of shares reserved for issuance under the 2019 Plan will be increased on each January 1 through January 1, 2029 by the least of (i) 2,000,000 shares, (ii) 4% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. The shares of common stock underlying any awards that are expired, forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, repurchased or are otherwise terminated by us under the 2019 Plan or the 2016 Plan are added back to the shares of common stock available for issuance under the 2019 Plan. On January 1, 2023, the shares under the 2019 Plan were increased by 2,000,000 shares pursuant to the annual increase described above. We are seeking stockholder approval at the Annual Meeting to amend this provision. See Proposal No. 2.

(3)

As of December 31, 2022, 1,061,279 shares of our common stock were available for issuance under the ESPP, including 47,219 shares of our common stock subject to purchase during the current purchase period, which commenced on November 15, 2022 and ends on May 14, 2023. The number of shares reserved for issuance under the ESPP will be increased on each January 1 through January 1, 2029 by the least of (i) 428,571 shares, (ii) 1% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. On January 1, 2023, the shares under the ESPP were increased by 428,571 shares pursuant to annual increase described above.

(4)

Consists of options to purchase shares of our common stock granted as inducements material to acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). In February 2022, our board of directors adopted the Inducement Plan, pursuant to which we may grant, subject to the terms of the Inducement Plan and Nasdaq rules, stock-based awards. We initially reserved a total of 1,750,000 shares of common stock for the issuance of awards under the Inducement Plan. The number of shares reserved and available for issuance under the Inducement Plan can be increased at any time with the approval of our board of directors. In March 2023, our board of directors amended the Inducement Plan to increase the number of shares reserved for issuance by 2,000,000 shares. As of December 31, 2022, 329,880 shares of our common stock were available for issuance under the Inducement Plan.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2021 to which we have been a party, and in which any of our directors, executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and holders of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Participation in Public Offerings

In January 2021, we issued and sold 4,600,000 shares of our common stock in a public offering at a public offering price of $11.00 per share. Certain holders of more than 5% of our voting securities at the time of the January 2021 offering and their affiliates purchased an aggregate of 2,968,181 shares of our common stock in the initial public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
Suvretta Capital Management, LLC	1,363,636	$14,999,996
RTW Investments, LP	1,000,000	$11,000,000
FMR LLC	454,545	$4,999,995
Adage Capital Partners, L.P.	150,000	$1,650,000

In August 2021, we issued and sold 7,590,000 shares of our common stock in a public offering at a public offering price of $19.00 per share. Certain holders of more than 5% of our voting securities at the time of the August 2021 offering and their affiliates purchased an aggregate of 2,590,000 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
FMR LLC	990,000	$18,810,000
Adage Capital Partners, L.P.	650,000	$12,350,000
RTW Investments, LP	650,000	$12,350,000
Suvretta Capital Management, LLC	300,000	$5,700,000

In August 2022, we issued and sold 11,029,410 shares of our common stock in a public offering at a public offering price of $7.82 per share. Certain holders of more than 5% of our voting securities at the time of the August 2022 offering and their affiliates purchased an aggregate of 8,438,618 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
RA Capital Management, L.P.	7,000,000	$54,740,000
FMR LLC	1,438,618	$11,249,993

In January 2023, we issued and sold 9,615,384 shares of our common stock in a public offering at a public offering price of $13.00 per share. Certain holders of more than 5% of our voting securities at the time of the January 2023 offering and their affiliates purchased an aggregate of 984,615 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by such 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
RTW Investments, LP	600,000	$7,800,000
Suvretta Capital Management, LLC	384,615	$4,999,995

(1)	See “Principal Stockholders” for additional information about shares held by these entities.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds (i) the lesser of (x) $120,000 and (y) 1% of our average total assets at year end for the last two completed fiscal years, if we are a “smaller reporting company” under applicable SEC rules, or (ii) $120,000, if we are not a “smaller reporting company” under applicable SEC rules, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

PRINCIPAL STOCKHOLDERS

Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2023 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 61,758,994 shares of our common stock outstanding as of March 31, 2023.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. The table is based upon information supplied by our officers, directors and 5% stockholders and/or a review of Schedules 13D and 13G documents filed with the SEC, if any, and other sources. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
RA Capital Management, L.P.(1)	11,609,704	18.8
RTW Investments, LP(2)	5,593,279	9.1
FMR LLC(3)	5,233,725	8.5
Suvretta Capital Management, LLC(4)	4,659,418	7.5
Entities affiliated with Third Rock Ventures(5)	4,305,356	7.0
Adage Capital Partners, LP(6)	3,470,547	5.6
Blackrock, Inc.(7)	3,268,991	5.3

Named Executive Officers and Directors
Robert J. Gould(8)	914,342	1.5
Esther Rajavelu(9)	72,500	*
Santiago Arroyo	0	*
Bryan Stuart(10)	694,508	1.1
Kate Haviland(11)	57,141	*
Sonja L. Banks(12)	14,167	*
James J. Collins(13)	60,712	*
Katina Dorton(14)	33,571	*
Alan Ezekowitz(15)	75,212	*
James Geraghty(16)	131,426	*
All current executive officers and directors as a group (10 persons)(17)	1,556,204	2.5

*	Less than 1%

(1)

Based solely on a Form 4 filed by RA Capital Management, L.P. (the “Adviser”), RA Capital Healthcare Fund LP (the “Fund”), Peter Kolchinsky, and Rajeev M. Shah on January 24, 2023. Consists of 11,609,704 shares of common stock held directly by RA Capital Healthcare Fund, LP (the “Fund”). RA Capital Management, L.P. (the “Adviser”) is the investment manager for the Fund. The general partner of the Adviser is RA Capital Management GP, LLC (the “Adviser GP”), of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the managing members. The Adviser has the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolios, including 11,609,704 shares of our common stock. The Adviser, the Adviser GP, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the shares, except to the extent of their pecuniary interest therein. The address of RA Capital Management, L.P., is 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(2)

Based on a Schedule 13G filed by RTW Investments, LP and Roderick Wong on February 14, 2023 and company records. Consists of 4,993,279 shares of common stock held by certain RTW funds, which are referred to herein collectively as the “Funds”, managed by RTW Investments, LP, or the Adviser. The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all shares held by the Funds, and accordingly, the Adviser may be deemed to beneficially own an aggregate of 4,993,279 shares. Roderick Wong is the managing partner of the Adviser. Each of the reporting persons disclaims beneficial ownership of the shares except to the extent of the reporting person’s pecuniary interest therein. The address of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014.

(3)

Based solely on a Schedule 13G filed by FMR LLC on February 9, 2023. These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (Fidelity Funds) advised by Fidelity Management & Research Company (FMR Co), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(4)

Based on a Schedule 13G filed by Suvretta Capital Management, LLC (Suvretta Capital), Averill Master Fund, Ltd. (Averill Fund) and Aaron Cowen (Suvretta Capital, together with Averill Fund and Mr. Cowen, the Suvretta Reporting Persons) on February 13, 2023 and company records. The Suvretta Reporting Persons reported that Suvretta Capital beneficially owns and has shared dispositive power with respect to 4,274,803 shares of our common stock, Averill Fund beneficially owns and has shared dispositive power with respect to 4,274,803 shares of our common stock and Mr. Cowen beneficially owns and has shared dispositive power with respect to 4,274,803 shares of our common stock. The principal business address for Suvretta Capital is 540 Madison Avenue, 7th Floor, New York, New York 10022 and the address of Averill Fund is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(5)

Based solely on a Schedule 13G filed by Third Rock Ventures III, L.P. on February 14, 2023 and a Schedule 13G filed by Third Rock Ventures IV, L.P. on February 14, 2023. Consists of (i) 1,962,202 shares of common stock held by Third Rock Ventures III, L.P., or TRV III LP, and (ii) 2,343,154 shares of common stock held by Third Rock Ventures IV, L.P., or TRV IV LP. Third Rock Ventures GP III, L.P., or TRV GP III, is the sole general partner of TRV III LP. TRV GP III, LLC, or TRV III LLC, is the sole general partner of TRV GP III. Each of TRV GP III, TRV III LLC, and Mark Levin, Kevin Starr and Robert Tepper, the

managers of TRV III LLC, may be deemed to share voting and dispositive power over the shares of record held by TRV III LP. Each of TRV GP III, TRV III LLC, and Mark Levin, Kevin Starr and Robert Tepper disclaims beneficial ownership of all shares held by TRV III LP except to the extent of their pecuniary interest therein. Third Rock Ventures GP IV, L.P., or TRV GP IV, is the sole general partner of TRV IV LP. TRV GP IV, LLC, or TRV IV LLC, is the sole general partner of TRV GP IV. Abbie Celniker, Ph.D., Robert Tepper, M.D., Craig Muir and Cary Pfeffer, M.D. are the managing members of TRV IV LLC who collectively make voting and investment decisions with respect to shares held by TRV IV LP. The address of TRV III LP and TRV IV LP is 29 Newbury Street, Boston, MA 02116.

(6)

Based solely on a Schedule 13G filed by Adage Capital Partners, L.P. Reflects shares held by Adage Capital Management, L.P., which are held through Adage Capital Partners, LP, a Delaware limited partnership (the “Fund”). Adage Capital Partners, GP, LLC (“ACPGP”), serves as the general partner of the Fund and as such has discretion over the portfolio of securities beneficially owned by the Fund. Adage Capital Advisors, LLC, a Delaware limited liability company (“ACA”), is managing member of ACPGP and directs ACPGP’s operations. Robert Atchinson and Phillip Gross are the managing members of ACPGP and ACA and general partners of the Fund. Robert Atchinson and Phillip Gross disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. The address of ACPGP is 200 Clarendon St. 52nd Floor, Boston, MA 02116.

(7)

Based solely on a Schedule 13G filed by BlackRock, Inc. on February 1, 2023. Consists of 3,268,991 shares of common stock held by BlackRock, Inc. BlackRock reported that it possessed sole voting power of 3,181,525 shares and sole dispositive power of 3,268,991 shares. The principal business address for BlackRock is 55 East 52nd Street, New York, New York 10055.

(8)

Consists of 499,864 shares of common stock held by Dr. Gould and 414,478 shares of common stock underlying options held by Dr. Gould that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(9)	Consists of 72,500 shares of common stock underlying options held by Ms. Rajavelu that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(10)

Consists of 1,947 shares of common stock held by Mr. Stuart and 692,561 shares of common stock underlying options held by Mr. Stuart that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(11)	Consists of 57,141 shares of common stock underlying options held by Ms. Haviland that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(12)	Consists of 14,167 shares of common stock underlying options held by Ms. Banks that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(13)

Consists of 23,571 shares of common stock held by Dr. Collins and 37,141 shares of common stock underlying options held by Dr. Collins that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(14)	Consists of 33,571 shares of common stock underlying options held by Ms. Dorton that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(15)

Consists of 28,927 shares of common stock held by Dr. Ezekowitz and 46,285 shares of common stock underlying options held by Dr. Ezekowitz that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(16)

Consists of 90,714 shares of common stock held by Mr. Geraghty and 40,712 shares of common stock underlying options held by Mr. Geraghty that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

(17)	Consists of 649,121 shares of common stock and 907,083 shares of common stock underlying options that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

DELINQUENT SECTION 16(A) REPORTS

The members of our board of directors, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16 of the Exchange Act, as amended, which require them to file reports with respect to their beneficial ownership of the common stock and their transactions in such common stock. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to 2022, except one Form 4 was filed late by Ms. Rajavelu in 2022 disclosing one transaction.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2022 and discussed them with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm.

The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

By the audit committee of the board of directors of Fulcrum Therapeutics, Inc.

Katina Dorton

James Geraghty

Kate Haviland

April 28, 2023

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2022 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: (617) 651-8851. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2023. However, if the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Fulcrum Therapeutics, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. We also encourage you to submit such proposals via email to info@fulcrumtx.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 9, 2024 and no later than March 10, 2024.

In addition, in order to comply with the universal proxy rules , if you intend to solicit proxies in support of director nominees other than our nominees, you must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 9, 2024. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The chair of the annual meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by our board of directors for the 2024 annual meeting will confer discretionary voting authority with respect to any proposal (i) presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) made in accordance with our bylaws, if (x) the 2024 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and (y) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Robert J. Gould

Interim President and Chief Executive Officer

AMENDMENT NO. 1

TO THE

FULCRUM THERAPEUTICS, INC.

2019 STOCK INCENTIVE PLAN

WHEREAS, Fulcrum Therapeutics, Inc. (the “Company”) maintains the Fulcrum Therapeutics, Inc. 2019 Stock Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;

WHEREAS, the Plan currently provides that the number of shares reserved for issuance under the Plan shall automatically increase on the first day of each fiscal year beginning with the fiscal year ending December 31, 2020 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2029, by the least of (i) 2,000,000 shares of Common Stock (the “Fixed Limit”), (ii) 4% of the outstanding shares on such date and (iii) an amount determined by the Board;

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan, subject to stockholder approval, to remove the Fixed Limit, except with respect to the limit on incentive stock options;

WHEREAS, Section 11(d) of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein; and

WHEREAS, this Amendment will become effective upon approval by the Company’s stockholders at the Company’s 2023 Annual Meeting and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE:

1.	Section 4(a)(1)(C) of the Plan is hereby deleted in its entirety and replaced with the following:

“an annual increase (the “Annual Increase”) to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2020 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2029, equal to the lesser of (i) 4% of the outstanding shares on such date and (ii) an amount determined by the Board”

2.	Section 4(a) of the Plan is hereby amended by adding a new Section 4(a)(3) immediately following Section 4(a)(2) as follows:

“Incentive Stock Option Limit. Notwithstanding anything herein to the contrary, the maximum number of shares that may be issued in the form of Incentive Stock Options under the Plan shall not exceed the sum of the amounts set forth in Sections 4(a)(1)(A) and (B) above, as increased on the first day of each fiscal year beginning with the fiscal year ending December 31, 2020 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2029, by the lesser of the Annual Increase for such year or 2,000,000 shares.”

3.	Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.

4.	Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been adopted by the Board of Directors of the Company this 6th day of April 2023, subject to approval by the Company’s stockholders at the 2023 Annual Meeting.

A-1

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF

FULCRUM THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Fulcrum Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That Article SEVENTH of the Restated Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“SEVENTH: Limitation of liability shall be provided as follows:

1. Directors. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

2. Officers. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of Officers for breaches of fiduciary duty, no Officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an Officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Officer of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. For purposes of this Article SEVENTH, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).”

***

B-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 6th day of April, 2023.

FULCRUM THERAPEUTICS, INC.

By:	/s/ Robert J. Gould
Robert J. Gould, Ph.D.
Interim President and Chief Executive Officer

B-2

Fulcrum Therapeutics

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/FULC**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-390-9953**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC

Fulcrum Therapeutics, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 10, 2023

TIME: Thursday, June 8, 2023 9:00 AM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/FULC for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert Gould and Curtis Oltmans, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Fulcrum Therapeutics, Inc. which the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders to be held virtually on June 8, 2023 at 9:00 a.m. Eastern Time and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR THE PROPOSAL IN ITEM 3, AND FOR THE PROPOSAL IN ITEM 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Fulcrum Therapeutics, Inc.

Annual Meeting of Stockholders

Please make your marks like this: X

FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1, **FOR** PROPOSAL 2, **FOR** PROPOSAL 3, AND **FOR** PROPOSAL 4.

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect two Class I directors named below to a 3-year term expiring at the 2026 annual meeting of stockholders.	FOR	WITHHOLD		
1.01 Alan Ezekowitz	☐	☐		FOR
1.02 Sonja Banks	☐	☐		FOR
	FOR	AGAINST	ABSTAIN	
2. To approve an amendment to the Company's 2019 Stock Incentive Plan to modify the automatic increase to the share reserve provision.	☐	☐	☐	FOR
3. To approve an amendment to the Company's Restated Certificate of Incorporation to limit the liability of certain Company officers as permitted by recent amendments to Delaware law.	☐	☐	☐	FOR
4. To ratify the appointment of Ernst & Young as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.	☐	☐	☐	FOR
5. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/FULC

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______

Signature (if held jointly) ______ Date ______